UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2013

BERKSHIRE BANCORP INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13649	94-2563513
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, New York, New York	10038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 791-5362

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.08	Other Events.

Effective November 26, 2013, the Board of Directors of Berkshire Bancorp Inc. (the “Company”) declared a cash dividend on the Company’s common stock of $0.08 per share. The dividend is to be paid on December 20, 2013 to holders of record of the common stock as of the close of business on December 10, 2013. The Company issued a press release on November 26, 2013 noting the declaration of the cash dividend.

Item 9.01	Financial Statements and Exhibits.

The following Exhibit is attached as part of this report:

Exhibit
Number	Description

99.1	Press release, dated November 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2013	BERKSHIRE BANCORP INC.

	By:	/s/ Joseph Fink
Joseph Fink
President, Chief Executive Officer and Chief Financial Officer